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                                                                    EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 File Nos. 333-30114, 33-98116, 333-09083, and 333-09087, on Form S-3 File Nos. 33-91142 and 333-48971.



                                             /s/ ARTHUR ANDERSEN LLP


Dallas, Texas,
February 28, 2000